                                                                   EXHIBIT 99.19

DEBTOR: AMERICAN HAWAII PROPERTIES CORPORATION       CASE NUMBER: 01-10976 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached February Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ NICHOLAS J. DAVISON
---------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: AMERICAN HAWAII PROPERTIES CORPORATION       CASE NUMBER: 01-10976 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to February Monthly Operating Report

 19-Mar-02                              Summary Of Bank, Investment & Petty Cash Accounts                              Attachment 1
   5:40 PM                                   American Hawaii Properties Corporation
Summary                                              Case No: 01-10976 (EIK)                                              UNAUDITED
American Hawaii Properties Corp                   For Month Of February, 2002

                                           Balances
                              ---------------------------------      Receipts &             Bank
                                    Opening          Closing         Disbursements          Statements      Account
Account                       As Of 2/01/02       As Of 2/28/02      Included               Included        Reconciled
-------                       -------------       -------------      -------------          ----------      ----------
AHC - Honolulu Payroll            57,396.81                0.00      Yes                    No - Not        Yes
Bank One                                                                                    Concentration
Account # - 552-0110673379                                                                  Account

American Hawaii Pro DBA AHC            0.00                0.00      No -                   No -            No -
Bank of Hawaii                                                       Account                Account         Account
Account # - 0001-037773                                              Closed                 Closed          Closed

Honolulu Office                        0.00                0.00      No -                   Not A Bank      No -
Petty Cash                                                           No Activity            Account         No Activity

 19-Mar-02                                          Receipts & Disbursements                                         Attachment 2-1
   5:41 PM                                   American Hawaii Properties Corporation
R&D - Bank One                                      Case No: 01-10976 (EIK)                                               UNAUDITED
AHC Honolulu Payroll                                     Bank One
                                                    AHC - Honolulu Payroll
                                                  Account # - 552-0110673379
                                                1 February 02 - 28 February 02

Opening Balance - 1 Feb 02
                                57,396.81

Receipts

                                ---------
                                     0.00       Total Receipts

Disbursements
                               (57,396.81)      To The Delta Queen Steamboat Co. - Hibernia -
                                                  DQSC Master Cash - Account (812-395-335)

                                ---------
                               (57,396.81)      Total Disbursements

Closing Balance - 28 Feb 02
                                     0.00

 19-Mar-02                                  Concentration & Investment Account Statements                              Attachment 3
   5:41 PM                                         American Hawaii Properties Corp
Summary                                                Case No: 01-10976 (EIK)
American Hawaii Properties Corp                      For Month Of February, 2002
Attach 3

No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 20-MAR-02 15:08:14
INCOME STATEMENT - ATTACHMENT 4                        Page: 1
Current Period: FEB-02

currency USD
Company=52 (AHC - HONOLULU OFFICE)

                                       PTD-Actual
                                       28-Feb-02
                                       ----------
Revenue
Gross Revenue                              0.00
Allowances                                 0.00
                                        -------
Net Revenue                                0.00

Operating Expenses
Air                                        0.00
Hotel                                      0.00
Commissions                                0.00
Onboard Expenses                           0.00
Passenger Expenses                         0.00
Vessel Expenses                            0.00
Layup/Drydock Expense                      0.00
Vessel Insurance                           0.00
                                        -------
Total Operating Expenses                   0.00

                                        -------
Gross Profit                               0.00

SG&A Expenses
General and Admin Expenses                18.37
Sales & Marketing                          0.00
Pre-Opening Costs                          0.00
                                        -------
Total SG&A Expenses                       18.37

                                        -------
EBITDA                                   (18.37)

Depreciation                               0.00
                                        -------
Operating Income                         (18.37)

Other Expense/(Income)
Interest Income                            0.00
Equity in Earnings for Sub                 0.00
Reorganization expenses                    0.00
Other expense                           (528.80)
                                        -------
Total Other Expense/(Income)            (528.80)

                                        -------
Net Pretax Income/(Loss)                 510.43
                                        -------
Income Tax Expense                         0.00

                                        -------
Net Income/(Loss)                        510.43
                                        =======

AMCV US SET OF BOOKS                                   Date: 20-MAR-02 12:51:16
BALANCE SHEET - ATTACHMENT 5                           Page:  1
Current Period: FEB-2

currency USD
Company=52 (AHC - HONOLULU OFFICE)

                                           YTD-Actual            YTD-Actual
                                            28-Feb-02             22-Oct-01
                                          -------------         -------------
ASSETS

Cash and Equivalent                                0.00            175,430.72

Restricted Cash                                    0.00                  0.00

Accounts Receivable                                0.00              1,334.40

Inventories                                  598,546.64          1,214,962.00

Prepaid Expenses                                   0.00              7,240.63

Other Current Assets                               0.00                  0.00

                                          -------------         -------------
Total Current Assets                         598,546.64          1,398,967.75

Fixed Assets                               1,553,888.60          1,553,888.60

Accumulated Depreciation                    (591,442.88)          (591,442.88)

                                          -------------         -------------
Net Fixed Assets                             962,445.72            962,445.72

Net Goodwill                                       0.00                  0.00

Intercompany Due To/From                  (3,100,667.54)        (3,743,572.98)

Net Deferred Financing Fees                        0.00                  0.00

Net Investment in Subsidiaries                     0.00                  0.00

                                          -------------         -------------
Total Other Assets                        (3,100,667.54)        (3,743,572.98)

                                          -------------         -------------
Total Assets                              (1,539,675.18)        (1,382,159.51)
                                          -------------         -------------

AMCV US SET OF BOOKS                                   Date: 20-MAR-02 12:51:16
BALANCE SHEET - ATTACHMENT 5                           Page:  2
Current Period: FEB-2

currency USD
Company=52 (AHC - HONOLULU OFFICE)

                                              YTD-Actual            YTD-Actual
                                               28-Feb-02             22-Oct-01
                                             -------------         -------------
LIABILITIES

Accounts Payable                                      0.00                  0.00

Accrued Liabilities                                   0.00                  0.00

Deposits                                              0.00                  0.00

                                             -------------         -------------
Total Current Liabilities                             0.00                  0.00

Long Term Debt                                        0.00                  0.00

Other Long Term Liabilities                           0.00                  0.00

                                             -------------         -------------
Total Liabilities                                     0.00                  0.00

OTHER

Liabilities Subject to Compromise                     0.00                  0.00

                                             -------------         -------------
Total Other                                           0.00                  0.00

OWNER'S EQUITY

Common Stock                                      1,000.00              1,000.00

Add'l Paid In Capital                                 0.00                  0.00

Current Net Income (Loss)                        (3,667.91)        (1,383,800.96)

Retained Earnings                            (1,537,007.27)               641.45

                                             -------------         -------------
Total Owner's Equity                         (1,539,675.18)        (1,382,159.51)

                                             -------------         -------------
Total Liabilities & Equity                   (1,539,675.18)        (1,382,159.51)
                                             -------------         -------------

American Hawaii Properties Corporation                                    ATTACHMENT 6                                     01-10976
                                                            Summary List of Due To/Due From Accounts
                                                              For the Month Ended January 31, 2002

                                                             BEGINNING                                      ENDING
AFFILIATE NAME                                 CASE NUMBER   BALANCE             DEBITS          CREDITS    BALANCE
American Classic Voyages Co.                   01-10954      (2,484,165.74)             --          --      (2,484,165.74)
AMCV Cruise Operations, Inc.                   01-10967      (5,190,220.67)             --       74.35      (5,190,295.02)
The Delta Queen Steamboat Co.                  01-10970         (43,550.29)             --          --         (43,550.29)
Great AQ Steamboat, L.L.C                      01-10960           1,496.24              --          --           1,496.24
Great River Cruise Line, L.L.C                 01-10963          (9,562.38)             --          --          (9,562.38)
Cruise America Travel, Incorporated            01-10966          (1,126.92)             --          --          (1,126.92)
Cape Cod Light, L.L.C                          01-10962          31,777.30              --          --          31,777.30
Project America, Inc.                          N/A            1,297,351.35              --          --       1,297,351.35
Oceanic Ship Co.                               N/A            3,724,194.25              --          --       3,724,194.25
Great Hawaiian Cruise Line, Inc.               01-10975            (743.26)      57,452.79          --          56,709.53
Great Hawaiian Properties Corporation          01-10971          62,430.01              --          --          62,430.01
Great Independence Ship Co.                    01-10969        (542,250.76)             --          --        (542,250.76)
CAT II, Inc.                                   01-10968          (3,675.11)             --          --          (3,675.11)
                                                             -------------------------------------------------------------
                                                             (3,158,045.98)      57,452.79       74.35      (3,100,667.54)
                                                             =============================================================

                     American Hawaii Properties Corporation
                                 01-10976 (EIK)

                            Accounts Receivable Aging
                             As of February 28, 2002

                                  Attachment 7

                                 Not Applicable

                     American Hawaii Properties Corporation
                                 01-10976 (EIK)

                             Accounts Payable Detail
                             As of February 28, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR: AMERICAN HAWAII PROPERTIES CORPORATION       CASE NUMBER: 01-10976 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO FEBRUARY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Amount represents warehoused inventories. Physical counts were performed in November 2001, and quantities were valued at average cost. Inventories were auctioned during February and the results will be reflected in the March Operating Report.